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                                                                           10.35

                                    SUBLEASE



This Sublease, dated, for reference purposes only, August 20, 1996, is made by and between AG Associates, Inc., a California corporation ("Sublessor"), AGI, Inc., a Delaware corporation ("Sublessee"), and AG Associates (Israel) Ltd., as the guarantor of Sublessee's obligations to Sublessor (the "Guarantor").

1. SUBLEASED PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Term, for the Rent (as hereinafter defined), and upon all of the terms and conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known as 4423 Fortran Drive, San Jose, California and described as 9,188 sq. feet of the southeast corner of Building C (hereinafter, the "Building") from commencement of this Sublease until October 1, 1996, and 3,148 square feet located in the same area of the Building from October 1, 1996 until this Sublease expires or is otherwise terminated. Such 9,188 or 3,148 square foot area, as the case may be, will be referred to in this Sublease as the "Subleased Premises."

2. TERM. The term of this Sublease shall be for three (3) years commencing on November 30, 1995 and ending on November 30, 1998, unless sooner terminated pursuant to any provision of this Sublease. Sublessor grants to Sublessee the right and option, exercisable so long as Sublessee is not in default of any of its obligations to Sublessor under this Sublease, to extend and renew this Sublease upon the same terms and conditions and the same rental for consecutive one (1) year additional terms (but no longer than the term of the Master Lease, as such term may be extended from time to time by Master Lessor and Sublessor). Each such extension shall be automatic, unless the Sublessee notifies the Sublessor of its intention not to extend the term of the Sublease at least ninety (90) days prior to the end of the then current term.

3.       RENT.

         3.1 Initial Rent. Sublessee shall pay to Sublessor as rent for the Subleased Premises (the "Rent") monthly payments, until July 1, 1996, equal to $22,500 in the aggregate as full and complete consideration for possession and use of the Subleased Premises, including all expenses such as insurance costs, taxes, utilities and other operating expenses charged with respect to the Subleased Premises and/or the use by Sublessee of all telecommunications equipment, such as fax, telephone (including Sublessee's telephone numbers), switchboard, and so on, in the premises (the "Premises") leased by Sublessor under the Master Lease, and $10,000 in the aggregate each month from July 1, 1996 until October 1, 1997. Such payments shall initially serve as Rent for the Subleased Premises and as full consideration thereof, which includes also all the aforesaid expenses.
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         3.2      Subsequent Rent. Beginning on October 1, 1997, the Rent for
                  the Subleased Premises will be adjusted (upward or downward) on October 1 of each year of the term hereof and any extension of such term according to the following formula:

                  New Monthly Rent =  A(B) + C(D)
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                  Where:  A =     The Sublessor's annual facility department
                                  budget for the Premises, less depreciation, office supplies and miscellaneous expense categories;

                          B = The square footage of the Subleased Premises divided by the square footage of the Premises (i.e. the percent of total square feet occupied by Sublessee);

                          C = The Sublessor's annual information technology department budget, less depreciation and expense associated with the "Dataworks" system; and

                          D = The number of Sublessee's employees and full time consultants divided by the combined number of such employees and consultants of Sublessee and Sublessor (i.e. the percent of total employees and consultants in the Premises that are Sublessee's).

         3.3 Payment. Rent will be paid by Sublessee, in advance, on the first day of each month of the term hereof and any extension of such term. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4. NO LIABILITY FOR SUBLESSOR'S ACTIONS. It is hereby clarified that Sublessee shall not be obligated to pay any taxes, assessments, license fees or other charges to governmental entities with respect to any alterations or additions made to the Premises (other than changes made to the Subleased Premises at the request of Sublessee) at Sublessor's election, nor to pay any portion of any penalty or other payment under the Master Lease that resulted from Sublessor's default, omission or failure to comply with the terms of the Master Lease (other than the obligations assumed by Sublessee hereunder), including, but not limited to Late Charges and interest and penalties accruing thereon.

5.       USE.

         5.1 Use. The Subleased Premises shall be used and occupied only for the uses permitted in the Master Lease and for no other purpose. During the term of this Sublease and any extensions hereof and so long as no default by Sublessee has occurred and is continuing under this Sublease, Sublessee will be entitled to use the conference rooms located on the Premises on a first come first served basis

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                  and, although Sublessee will maintain its own telephone
                  number(s), Sublessor and Sublessee will share the use of Sublessor's switchboard.

         5.2 Compliance with Law. Sublessee shall at Sublessee's expense comply promptly with all applicable statutes, ordinances, rules, regulation, orders, restrictions of record and requirements in effect during the term or any part of the term of this Sublease regulating the use by Sublessee of the Premises.

         5.3 Waste. Neither Sublessee nor Sublessor shall use, or permit the use of, the Subleased Premises or the Premises, respectively, in any manner that will tend to create waste or a nuisance or which shall tend to disturb such other tenants.

         5.3 Condition of Subleased Premises. Sublessee hereby accepts the Subleased Premises in its condition existing as of the date of commencement of this Sublease, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulation the use of the Subleased Premises, and accepts this Sublease subject to such laws, ordinances and regulations. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Subleased Premises for the conduct of Sublessee's business.

6.       MASTER LEASE.

         6.1 Master Lease and Master Lessor. Sublessor is the lessee of the Premises by virtue of a Lease Agreement referred to in this Sublease as the "Master Lease," a copy of which is attached hereto, marked Exhibit 1 and dated July 21, 1995, wherein South Bay Construction & Development Company, Inc., a California corporation is the lessor referred to in this Sublease as the "Master Lessor."

         6.2 Subordination. This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         6.3 Terms Applicable. With respect to the Subleased Premises only, the terms conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be, mutatis mutandis, the terms and conditions of the Master Lease, except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease, or are excluded or modified as provided in Section 6.4 below. Therefore, for that purpose, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Sublessee herein.

         6.4 Obligation to Perform. During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease

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                  it is specifically agreed that, as between Sublessee and
                  Sublessor, the following sections of the Master Lease are modified or excluded herefrom:

                  (a) Sections 1, 2, 3, 4A, 4B, 4D, 4E, 4F, 5, 7B through 7E, 8B, 8C, 9, the 4th and 5th sentences of Section 10B, 12, the last sentence of Section 14, Sections 23, 25, 27, 31B, 37, 38, 40 and 41 and Exhibit C are
                           excluded;

                  (b) For purposes of this Sublease, Tenant's Pro Rata Share, when referred to in the Master Lease and where applicable, will refer to the ratio that the square footage constituting the Subleased Premises bears to the square footage of the Premises;

                  (c) The maintenance and repair obligations of Landlord in Sections 10A, 11, 13 and 16 will remain the obligations of Master Lessor; the word "Landlord" as used in Section 19 will apply both to Sublessor and Master Lessor; the provisions of Section 39D will be the direct obligation of Sublessee to Master Lessor; and the last sentence of Section 39G, will apply only to Master Lessor.

         6.5 Definitions and Clarification. The obligations of the Tenant under the Master Lease that Sublessee has assumed under Sections 6.3 and 6.4 above are referred to in this Sublease as the "Sublessee's Assumed Obligations." The obligations of the Tenant under the Master Lease that Sublessee has not so assumed are referred to in this Sublease as the "Sublessor's Remaining Obligations." It is clarified that the obligations of the Tenant that the Sublessee has assumed under Section 6.3 and 6.4 are not applicable to any portion of the Premises that are not the Subleased Premises and that Sublessor remains responsible for performance of these and the other obligations that comprise the Sublessor's Remaining Obligations.

         6.6 Indemnity of Sublessee. Sublessee will hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         6.7 Sublessor to Maintain Master Lease. Sublessor agrees to maintain the Master Lease during the entire Lease Term under the Master Lease, or until this Sublease expires or otherwise is terminated, whichever occurs first, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations. Sublessor will use reasonable commercial efforts to endure and enforce compliance and performance by the Master Lessor of its obligations under the Master Lease that remain on Master Lessor's part to perform.

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         6.8      Indemnification Procedure. With respect to any claim for
                  indemnity arising under Section 6.6 or 6.7 above resulting from a third party claim or demand, the indemnified party shall, after receipt of notice of the commencement of any action or the presentation or other assertion of any claim which could result in any indemnification claim pursuant to
                  Section 6.6 or 6.7, give prompt written notice thereof to indemnifying party (although failure to give prompt notice shall not mitigate the indemnification obligations hereunder unless and to the extent the indemnifying party is prejudiced by such failure or delay).

                  (a) The indemnifying party shall be entitled to participate in the defense of any such claim or action. The indemnifying party may also, to the extent that it may desire, assume the defense thereof with its own counsel, unless the indemnified party reasonably objects to such assumption on the grounds that representation of all entities by the same counsel would be prohibited under any rule of professional conduct applicable to such counsel, then the indemnified party may participate in its own defense with counsel of its own choosing at the cost of the indemnifying party. Except as specified in the preceding sentence, the indemnifying party shall not be liable to indemnified party for any fees of other counsel or any other expenses, in each case, incurred by the indemnified party in connection with the defense thereof.

                  (b) The indemnifying party shall be authorized, without the consent of indemnified party being required, to settle or compromise any such action or claim, provided that such settlement or compromise includes an unconditional release of the indemnified party from all liability arising out of such action or claim. The indemnifying party shall not be liable for any compromise or settlement of any such action effected by indemnified party without the indemnifying party's written consent.

                  (c) The parties agree to cooperate to the fullest extent possible in connection with any claim for which indemnification is or may be sought under this Agreement.

7. INSURANCE. During the term of this Sublease and any extension thereof, Sublessor shall include Sublessee as an additional named insured, or at Sublessor's election, a co-insured party, under the insurance policies it carries pursuant to Section 8B of the Master Lease.

8. DEFAULT UNDER MASTER LEASE. Sublessor hereby represents and warrants to Sublessee that, to Sublessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect. In the event that Sublessor defaults in its obligations to be performed by it under the Master Lease, Sublessee shall have the right to cure any default of Sublessor, if such cure is accepted by the Master Lessor. If such default is cured by Sublessee, then Sublessee shall have a right of reimbursement and offset from and against Sublessor.

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9.       GUARANTY. Guarantor hereby unconditionally and irrevocably guarantees to Sublessor, and does hereby become surety for, the punctual payment, when due whether by reason of acceleration or otherwise, of all rent, interest, fees and any other amounts payable to Sublessor, to Master Lessor or to any other person or entity as a result of this Sublease, whether the obligation for payment is now existing or hereafter arising (the "Obligations"). The Obligations of Guarantor are absolute, unconditional and continuing whether or not this Sublease expires or is terminated. Guarantor hereby consents that, from time to time, without notice to, or further consent of the Guarantor, the performance or observance of any provision of the Master Lease or of any Obligation may be waived by Sublessor and/or Master Lessor, or the time of performance thereof extended or accelerated or may be renewed in whole or in part or otherwise amended, changed, released or compromised, all without affecting the liability of Guarantor hereunder. Guarantor hereby waives notice of acceptance of this guaranty, all set-offs and counterclaims of Guarantor and presentment, demand, protest, notice of protest and notice of dishonor of any Obligation guaranteed hereby.

10.      GENERAL PROVISIONS.

         10.1 Attorney's fees. If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

         10.2 Entire Agreement. This Sublease and the Master Lease contain the entire agreement among the parties hereto concerning sublease by Sublessee of the Subleased Premises and replace any other prior or contemporaneous discussions concerning such subject matter.

         10.3 Notices. All notices or other communications under this Sublease shall be in writing and shall be effective when personally delivered or when deposited in the postal service, certified mail (return receipt requested), postage prepaid, to the address of the receiving party specified on the signature page(s) to this Sublease or to such other address as the receiving party may hereafter have given 10 days advance notice to the sending party in the manner specified above.

         10.4 Governing Law. This Sublease will be governed by, and interpreted in accordance with, the laws of the State of California without regard to the principles of conflict of laws.

         10.5 Counterparts. This Sublease may be executed in any number of counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

THIS SUBLEASE WILL NOT BE EFFECTIVE AGAINST ANY PARTY UNLESS SIGNED BY GUARANTOR WITHIN TEN (10) DAYS AFTER EXECUTION BY SUBLESSOR AND SUBLESSEE.

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Executed at________________________   AG ASSOCIATES, INC.

on_________________________________   By_______________________________________

address____________________________   By_______________________________________

___________________________________   "Sublessor"


Executed at________________________   AGI, INC.

on_________________________________   By_______________________________________

address____________________________   By_______________________________________

___________________________________   "Sublessee"


Executed at________________________   AG ASSOCIATES (ISRAEL) LTD.

on_________________________________   By_______________________________________

address____________________________   By_______________________________________

___________________________________   "Guarantor"

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